UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported)   January 21, 2015
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree Massachusetts	02184
(Address of principal executive offices)	Zip code

Registrant's telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendment to By-laws
On January 21, 2015, the Board of Directors of Haemonetics Corporation amended Article II of its By-Laws to require shareholders proposing business at the Annual Meeting of Shareholders to disclose certain details regarding their proposal and their economic interests, including derivative equity ownership.
The full text of the By-Laws of Haemonetics Corporation, as amended through January 21, 2015, is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

99.1     By-Laws of Haemonetics Corporation, as amended through January 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: January 27, 2015	By:	/s/ Christopher Lindop
Christopher Lindop, Chief Financial Officer and
Executive Vice President Business Development